UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 7, 2006
                Date of Report (Date of earliest event reported)

                               EPICEPT CORPORATION
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             (Exact name of registrant as specified in its charter)

          DELAWARE                    000-51290                 52-1841431
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

            270 SYLVAN AVENUE
      ENGLEWOOD CLIFFS, NEW JERSEY                                     07632
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(Address of principal executive offices)                            (Zip Code)

                                 (201) 894-8980
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                    On November 7, 2006, EpiCept Corporation (the "Registrant")
               issued a press release announcing its operating and financial results for the third quarter ended September 30, 2006. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.


ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS
               (c) Exhibits

                    99.1 Press release of EpiCept Corporation, dated November 7, 2006, announcing the operating and financial results for the third quarter ended September 30, 2006.













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





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EPICEPT CORPORATION


                                        /s/ Robert W. Cook
                                        ---------------------------------
                                        Name:  Robert W. Cook
                                        Title: Chief Financial Officer

Date:  November 13, 2006












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





                                  EXHIBIT INDEX

EXHIBIT                                     DESCRIPTION
-------                                     -----------

99.1 Press release of EpiCept Corporation, dated November 7, 2006, announcing the operating and financial results for the third quarter ended September 30, 2006.










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